Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gary Schultheis, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of VOIS Inc. on Form 10-Q for the period ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of VOIS Inc.

August 14, 2008

/s/ Gary Schultheis
Gary Schultheis,
CEO, President, principal executive officer, and principal accounting and financial officer

A signed original of this written statement required by Section 906 has been provided to VOIS, Inc. and will be retained by VOIS Inc. and furnished to the United States Securities and Exchange Commission or its staff upon request.